                                            SEQUOIA
                                           Fund, Inc.

                                           SEMI-ANNUAL
                                             REPORT
                                          JUNE 30, 2001

                               SEQUOIA FUND, INC.
                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
               WITH INCOME DIVIDENDS REINVESTED AND CAPITAL GAINS
                        DISTRIBUTIONS ACCEPTED IN SHARES
The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to June 30, 2001. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                 VALUE OF     VALUE OF      VALUE OF
                                 INITIAL     CUMULATIVE    CUMULATIVE    TOTAL
                                 $10,000    CAPITAL GAINS  REINVESTED   VALUE OF
PERIOD ENDED:                   INVESTMENT  DISTRIBUTIONS  DIVIDENDS     SHARES
-------------                   ----------  -------------  ---------     ------
July 15, 1970.................   $ 10,000     $     --      $     --   $   10,000
May 31, 1971..................     11,750           --           184       11,934
May 31, 1972..................     12,350          706           451       13,507
May 31, 1973..................      9,540        1,118           584       11,242
May 31, 1974..................      7,530        1,696           787       10,013
May 31, 1975..................      9,490        2,137         1,698       13,325
May 31, 1976..................     12,030        2,709         2,654       17,393
May 31, 1977..................     15,400        3,468         3,958       22,826
Dec. 31, 1977.................     18,420        4,617         5,020       28,057
Dec. 31, 1978.................     22,270        5,872         6,629       34,771
Dec. 31, 1979.................     24,300        6,481         8,180       38,961
Dec. 31, 1980.................     25,040        8,848        10,006       43,894
Dec. 31, 1981.................     27,170       13,140        13,019       53,329
Dec. 31, 1982.................     31,960       18,450        19,510       69,920
Dec. 31, 1983.................     37,110       24,919        26,986       89,015
Dec. 31, 1984.................     39,260       33,627        32,594      105,481
Dec. 31, 1985.................     44,010       49,611        41,354      134,975
Dec. 31, 1986.................     39,290       71,954        41,783      153,027
Dec. 31, 1987.................     38,430       76,911        49,020      164,361
Dec. 31, 1988.................     38,810       87,760        55,946      182,516
Dec. 31, 1989.................     46,860      112,979        73,614      233,453
Dec. 31, 1990.................     41,940      110,013        72,633      224,586
Dec. 31, 1991.................     53,310      160,835       100,281      314,426
Dec. 31, 1992.................     56,660      174,775       112,428      343,863
Dec. 31, 1993.................     54,840      213,397       112,682      380,919
Dec. 31, 1994.................     55,590      220,943       117,100      393,633
Dec. 31, 1995.................     78,130      311,266       167,129      556,525
Dec. 31, 1996.................     88,440      397,099       191,967      677,506
Dec. 31, 1997.................    125,630      570,917       273,653      970,200
Dec. 31, 1998.................    160,700      798,314       353,183    1,312,197
Dec. 31, 1999.................    127,270      680,866       286,989    1,095,125
Dec. 31, 2000.................    122,090      903,255       289,505    1,314,850
June 30, 2001.................    123,920      942,526       294,011    1,360,457

The total amount of capital gains distributions accepted in shares was $599,919, the total amount of dividends reinvested was $106,189.
No adjustment has been made for any taxes payable by shareholders on capital gain distributions and dividends reinvested in shares.

TO THE SHAREHOLDERS OF
SEQUOIA FUND, INC.

Dear Shareholder:
    Sequoia Fund's results for the second quarter of 2001 are shown below with comparable results for the leading market indexes:

To June 30, 2001                     Sequoia    Dow Jones      Standard &
                                      Fund     Industrials     Poor's 500
                                      ----     -----------     ----------
3 Months                              7.85%           6.71%           5.83%
6 Months                              3.47           -1.83           -6.72
1 Year                               27.62            2.21          -14.85
5 Years (Annualized)                 18.32           15.17           14.47
10 Years (Annualized)                17.79           16.31           15.09

    The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major US corporations. The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 actively traded blue chip stocks. The performance data quoted represents past performance and assumes reinvestment of dividends. The investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

                         ------------------------------

   As we write, the Fund is up 4.8% compared to a decline of 11.3% in the S&P 500 Index.

    We are always on the lookout for factors in the economic landscape which may be changing in ways that will impact corporate prospects and profitability, and, therefore, stock values. One issue with immediate consequences for American business and our social fabric is the rising cost trend in health care. Medical costs, as reported by large managed health care and indemnity insurers, are increasing at very high single digit or low double digit rates (although Aetna, the country's largest health insurer, recently reported that medical costs in its HMO business increased an astonishing 17-18% from last year's second quarter). THE WALL STREET JOURNAL notes that "employee benefit managers across the country report that they have been getting higher-than-expected premium rate increases for next year from various health plans. Some HMOs are asking for increases in excess of 20%."

    A number of companies have recently cited rising health care costs as a source of earnings pressure. With almost all of American industry having zero pricing power in the current environment, if this trend does not abate materially, it will exert noticeable downward pressure on corporate profit margins. In addition, double digit rates of increase in the costs of Medicare and Medicaid will have national budget-busting consequences with or without a prescription drug benefit.

    Another issue, the consequences of which may take more time to become apparent, is the threat to American manufacturing posed by the increase in low cost, high quality Chinese manufacturing. One of our companies, Ethan Allen, recently announced a joint venture with a Chinese manufacturer, Markor, under which Markor will manufacture furniture for Ethan Allen and the two companies will co-develop stores in China that will sell both Ethan Allen and Markor brand furniture. We consider this arrangement a modest win for Ethan Allen since it will secure lower cost manufacturing capability in China as well as gain a market in China for its own product. However, to the extent that Ethan Allen closes American plants, this move will be a loss for American labor and for our balance of payments. Ethan Allen is following a number of American furniture companies that have closed plants in the U.S. in order to secure cheaper product in China. A second Sequoia-owned company has told us that the very high quality American-sourced product it has been buying from another of our portfolio companies is now very close to being matched in quality at a much lower price by a Chinese company.

    China possesses a potent combination of highly educated and skilled engineers, an endless supply of very low paid workers, a huge domestic market for some goods and services and a large potential market for others, an entrepreneurial culture and a strong work ethic. In addition, its legal system offers little protection for patents and copyrights. While this combination has different implications for specific American companies, it is overwhelmingly negative for American labor and for our already unbalanced balance of payments, and its net impact is negative for American capital. Also unsettling, as pointed out in a recent article in THE NEW YORK TIMES, is the fact that the result of the ongoing shift in technology manufacturing from Taiwan to China will be that "the United States' main supplier of PCs [personal computers] and other info technology gear will be its main strategic adversary."

    The near term outlook for the U.S. economy is very uncertain. American industry's 2001 earnings are plunging 20% to 30% depending on how one factors in restructurings. (Definition of restructuring: the CEO says, "The dog ate my homework last year, teacher, and it cost my stockholders a fortune.") It is clear to us that expectations remain too high and shareholders maintain a certain complacency about the safety of their capital. Perhaps given a rear-view mirror approach, the most important reason for complacency is that "old economy" stocks as a sub-group of the S&P 500 are selling near an all time high and even the average technology stock is selling at almost twice its January 1998 price. Moreover, anyone who simply bought an S&P 500 index fund in 1991 would now have over three times his or her original investment. Not bad!

    However, we suspect the climate is changing. Stocks are down 19% since the beginning of the Millennium. Earnings may be reverting to some norm in the wake of the Wall Street-funded technology boom in capital expenditures. We believe that stocks as a group are generously valued at about 28 times current earnings, even when low interest rates are considered. We are confident that our economy is basically sound and that the current slowdown will end, but unlike the Wall Street strategists on CNBC we haven't the slightest idea when that will occur. We are also confident that we will find some attractive stocks to buy with our substantial cash reserve but at the present moment we are finding little of interest. We will be patient and wait until we find stocks we believe will offer above average returns. Meanwhile we expect our present holdings to provide us with a decent return over the next five years. It is a time to look forward and not backward, and plan carefully for the future. If you think you will need money in the next few years for tuition, to buy a home or just as a reserve for the unforeseen, we suggest you maintain that amount in U.S. Treasuries with a maturity of perhaps two to four years. It's the mature thing to do.

                                   Sincerely,

 /s/ Carley Cuniff                                  /s/ Richard T. Cuniff
Carley Cunniff                                      Richard T. Cunniff
Executive Vice President                            Vice Chairman

/s/ Robert D. Goldfarb                              /s/ William J. Ruane
Robert D. Goldfarb                                  William J. Ruane
President                                           Chairman
August 17, 2001

                               SEQUOIA FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS (77.24%)

                                                                       VALUE
   SHARES                                               COST          (NOTE 1)
   ------                                          --------------  --------------
              BANK HOLDING COMPANIES (13.28%)
   8,710,393  Fifth Third Bancorp................  $   87,194,981  $  523,059,100
              Mercantile Bankshares
     243,300  Corporation........................       2,547,217       9,520,329
                                                   --------------  --------------
                                                       89,742,198     532,579,429
                                                   --------------  --------------
              CHEMICAL PRODUCTS (0.46%)
   1,030,700  MacDermid Inc......................      26,961,830      18,552,600
                                                   --------------  --------------
              DIVERSIFIED COMPANIES (34.03%)
              Berkshire Hathaway Inc.
      19,661  Class A*...........................     157,992,830   1,364,473,400
                                                   --------------  --------------
              ELECTRONIC PRODUCTS (1.01%)
   1,355,000  Molex Inc. Class A.................      38,929,333      40,406,100
                                                   --------------  --------------
              HOME FURNISHINGS (1.96%)
   2,414,000  Ethan Allen Interiors, Inc.+.......      61,511,689      78,455,000
                                                   --------------  --------------
              INSURANCE (8.20%)
   2,430,500  Progressive Corporation............      81,538,669     328,579,295
                                                   --------------  --------------
              LAUNDRY SERVICES (0.48%)
     414,400  Cintas Corporation.................      11,070,348      19,166,000
                                                   --------------  --------------
              MANUFACTURING (3.80%)
   3,087,350  Dover Corporation..................     109,217,300     116,238,728
     500,000  Harley Davidson, Inc...............       3,282,441      23,540,000
     193,300  Illinois Tool Works................      10,197,580      12,235,890
                                                   --------------  --------------
                                                      122,697,321     152,014,618
                                                   --------------  --------------
              PERSONAL CREDIT (2.55%)
   1,532,200  Household International, Inc.......      19,301,397     102,197,740
                                                   --------------  --------------
              PROCESS CONTROL INSTRUMENTS (0.37%)
     263,700  Danaher Corporation................       9,877,812      14,767,200
                                                   --------------  --------------
              RACETRACKS (1.06%)
              International Speedway Corp.
   1,015,300  Class A............................      32,739,003      42,642,600
                                                   --------------  --------------
              RETAILING (6.27%)
   7,893,800  TJX Companies, Inc.................     170,148,431     251,575,406
                                                   --------------  --------------

                                                                       VALUE
   SHARES                                               COST          (NOTE 1)
   ------                                          --------------  --------------
              Miscellaneous Securities (3.77%)...     134,498,318     151,175,163
                                                   --------------  --------------
              TOTAL COMMON STOCKS................     957,009,179   3,096,584,551
                                                   --------------  --------------

 PRINCIPAL
   AMOUNT
   ------
              U.S. GOVERNMENT OBLIGATIONS
                (22.76%)
              U.S. Treasury Bills due 7/12/01
$ 89,500,000  through 8/16/01....................      89,155,737      89,155,737
              U.S. Treasury Notes, 6 1/8% due
 625,500,000  12/31/01...........................     624,414,761     633,123,281
              U.S. Treasury Notes, 6 3/8% due
 187,500,000  01/31/02...........................     187,267,834     190,341,797
                                                   --------------  --------------
              TOTAL U.S. GOVERNMENT
                OBLIGATIONS......................     900,838,332     912,620,815
                                                   --------------  --------------
              TOTAL INVESTMENTS (100%)++.........  $1,857,847,511  $4,009,205,366
                                                   ==============  ==============

-------------------

 ++  The cost for federal income tax purposes is identical.
  *  Non-income producing.
  +  Refer to Note 6.

   The accompanying notes form an integral part of these Financial Statements

                               SEQUOIA FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2001 (UNAUDITED)

ASSETS:

  Investments in securities, at value (cost
    $1,857,847,511) (Note 1)......................  $4,009,205,366
  Cash on deposit with custodian..................      1,130,067
  Receivable for investment securities sold.......      4,598,421
  Receivable for capital stock sold...............        493,190
  Dividends and interest receivable...............     26,463,095
  Other assets....................................         28,164
                                                    -------------
    Total assets..................................  4,041,918,303
                                                    -------------

LIABILITIES:

  Payable for capital stock repurchased...........        115,211
  Accrued investment advisory fee.................      3,293,535
  Accrued other expenses..........................        124,671
                                                    -------------
    Total liabilities.............................      3,533,417
                                                    -------------
Net assets applicable to 32,588,698 shares of
  capital stock outstanding (Note 4)..............  $4,038,384,886
                                                    =============
Net asset value, offering price and redemption
  price per share.................................        $123.92
                                                    =============

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                            STATEMENT OF OPERATIONS
                   SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
  Income:
    Dividends:
      Unaffiliated companies......................  $ 6,786,898
      Affiliated companies (Note 6)...............      193,120
    Interest......................................   29,522,492
    Other Income..................................       13,895
                                                    -----------
        Total income..............................   36,516,405
                                                    -----------
  Expenses:
    Investment advisory fee (Note 2)..............   19,347,670
    Legal and auditing fees.......................       74,551
    Stockholder servicing agent fees..............      190,239
    Custodian fees................................       40,000
    Directors fees and expenses (Note 5)..........       87,037
    Other.........................................       99,503
                                                    -----------
        Total expenses............................   19,839,000
  Less expenses reimbursed by Investment Adviser
    (Note 2)......................................      417,000
                                                    -----------
        Net expenses..............................   19,422,000
                                                    -----------
        Net investment income.....................   17,094,405
                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain on investments:
    Unaffiliated companies........................   40,812,389
                                                    -----------
        Net realized gain on investments..........   40,812,389
  Net increase in unrealized appreciation on:
    Investments...................................   76,894,701
                                                    -----------
        Net realized and unrealized gain on
        investments...............................  117,707,090
                                                    -----------
Increase in net assets from operations............  $134,801,495
                                                    ===========

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                            SIX MONTHS
                                              ENDED            YEAR
                                             6/30/01          ENDED
                                           (UNAUDITED)       12/31/00
                                          --------------  --------------
INCREASE IN NET ASSETS:
  From operations:
    Net investment income...............  $   17,094,405  $   44,997,211
    Net realized gain...................      40,812,389     942,243,845
    Net increase (decrease) in
      unrealized appreciation...........      76,894,701    (315,156,819)
                                          --------------  --------------
      Net increase in net assets from
        operations......................     134,801,495     672,084,237
  Distributions to shareholders from:
    Net investment income...............        (484,103)    (45,137,144)
    Net realized gains..................     (74,376,108)   (761,659,017)
    Capital share transactions (Note
      4)................................      34,564,718     181,707,472
                                          --------------  --------------
      Total increase....................      94,506,002      46,995,548

NET ASSETS:
  Beginning of period...................   3,943,878,884   3,896,883,336
                                          --------------  --------------
  End of period.........................  $4,038,384,886  $3,943,878,884
                                          ==============  ==============

NET ASSETS CONSIST OF:
  Capital (par value and paid in
    surplus)............................  $1,832,425,461  $1,794,951,606
  Undistributed net investment income...      16,649,762          39,460
  Undistributed net realized gains
    (Note 3)............................      37,951,808      74,424,664
  Unrealized appreciation...............   2,151,357,855   2,074,463,154
                                          --------------  --------------
    Total Net Assets....................  $4,038,384,886  $3,943,878,884
                                          ==============  ==============

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

    Sequoia Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. VALUATION OF INVESTMENTS: Investments are carried at market value or at fair value as determined by the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued at the last reported sales price on the NASDAQ National Market System on the last business day of the period; listed securities and securities traded in the over-the-counter market for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices; U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. GENERAL: Dividends and distributions are recorded by the Fund on the ex-dividend date. Interest income is accrued as earned.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED PERSONS:

    The Fund retains Ruane, Cunniff & Co., Inc. as its investment adviser. Ruane, Cunniff & Co., Inc. (Investment Adviser) provides the Fund with investment advice, administrative services and facilities.

    Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year exceed the sum of 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the six months ended June 30, 2001 and the Investment Adviser reimbursed the Fund $417,000.

    For the six months ended June 30, 2001, there were no amounts accrued to interested persons, including officers and directors, other than advisory fees of $19,347,670 and brokerage commissions of $53,740 to Ruane, Cunniff &
Co., Inc. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Co., Inc., the Fund's distributor, received no compensation from the Fund on the sale of the Fund's capital shares during the six months ended June 30, 2001.

NOTE 3--PORTFOLIO TRANSACTIONS:

    The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the six months ended
June 30, 2001 were $175,328,462 and $138,149,322, respectively. Included in proceeds of sales is $3,446,770 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $2,909,137. As a result of the redemptions in-kind, net realized gains differ for financial statements and tax purposes. These realized gains have been reclassified from undistributed realized gains to paid in surplus in the accompanying financial statements.

    At June 30, 2001 the aggregate gross unrealized appreciation and depreciation of securities were $2,159,767,085 and $8,409,230, respectively.

NOTE 4--CAPITAL STOCK:

    At June 30, 2001 there were 100,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock for the six months ended June 30, 2001 and the year ended December 31, 2000 were as follows:

                                         2001                     2000
                                -----------------------  -----------------------
                                 SHARES       AMOUNT      SHARES       AMOUNT
                                ---------  ------------  ---------  ------------
Shares sold...................    495,382  $ 59,124,719    715,998  $ 90,211,693
Shares issued to stockholders
  on reinvestment of:
  Net investment income.......      2,861       342,056    184,579    22,203,418
  Net realized gains on
    investments...............    548,304    65,549,783  5,443,920   654,982,903
                                ---------  ------------  ---------  ------------
                                1,046,547   125,016,558  6,344,497   767,398,014
Shares repurchased............    761,161    90,451,840  4,659,821   585,690,542
                                ---------  ------------  ---------  ------------
Net Increase..................    285,386  $ 34,564,718  1,684,676  $181,707,472
                                =========  ============  =========  ============

NOTE 5--DIRECTORS FEES AND EXPENSES:

    Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the six months ended June 30, 2001 was $87,037.

NOTE 6--AFFILIATED COMPANIES:

    Investment in portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies." The total value and cost of investments in affiliates at June 30, 2001 aggregated $78,455,000 and $61,511,689, respectively. The summary of transactions for each affiliate during the period of their affiliation for the six months ended June 30, 2001 is provided below:

                              PURCHASES           SALES
                           ----------------  ----------------  REALIZED  DIVIDEND
AFFILIATE                  SHARES    COST    SHARES    COST      GAIN     INCOME
---------                  -------  -------  -------  -------  --------  --------
Ethan Allen Interiors, Inc.......      --      --      --      --       -- $193,120

NOTE 7--The interim financial statements have not been examined by the Fund's independent accountants and accordingly they do not express an opinion thereon.

NOTE 8--FINANCIAL HIGHLIGHTS:

                             SIX
                            MONTHS
                            ENDED
                           JUNE 30,              YEAR ENDED DECEMBER 31,
                           --------  ------------------------------------------------
                             2001      2000      1999      1998      1997      1996
                           --------  --------  --------  --------  --------  --------
Per Share Operating
  Performance (for a
  share outstanding
  throughout the period)
Net asset value,
  beginning of period....  $ 122.09  $ 127.27  $ 160.70  $ 125.63  $  88.44  $  78.13
                           --------  --------  --------  --------  --------  --------
Income from investment
  operations:
Net investment income....      0.52      1.66      0.84      0.39      0.08      0.38
Net realized and
  unrealized gains
  (losses) on
  investments............      3.63     23.33    (26.83)    43.07     38.10     16.41
                           --------  --------  --------  --------  --------  --------
    Total from investment
      operations.........      4.15     24.99    (25.99)    43.46     38.18     16.79
                           --------  --------  --------  --------  --------  --------
Less distributions:
Dividends from net
  investment income......     (0.02)    (1.66)    (0.85)    (0.37)    (0.08)    (0.38)
Distributions from net
  realized gains.........     (2.30)   (28.51)    (6.59)    (8.02)    (0.91)    (6.10)
                           --------  --------  --------  --------  --------  --------
    Total
      distributions......     (2.32)   (30.17)    (7.44)    (8.39)    (0.99)    (6.48)
                           --------  --------  --------  --------  --------  --------
Net asset value, end of
  period.................  $ 123.92  $ 122.09  $ 127.27  $ 160.70  $ 125.63  $  88.44
                           ========  ========  ========  ========  ========  ========
Total Return.............      3.5%+    20.1%    -16.5%     35.3%     43.2%     21.7%
Ratios/Supplemental data
Net assets, end of period
  (in millions)..........  $4,038.4  $3,943.9  $3,896.9  $5,001.9  $3,672.6  $2,581.0
Ratio to average net
  assets:
  Expenses...............      1.0%*     1.0%      1.0%      1.0%      1.0%      1.0%
  Net investment
    income...............      0.9%*     1.2%      0.6%      0.3%      0.1%      0.4%
Portfolio turnover
  rate...................        9%*      36%       12%       21%        8%       23%

-------------------

  +  Not annualized
  *  Annualized

                         SEQUOIA FUND, INC.
                         767 FIFTH AVENUE, SUITE 4701
                         NEW YORK, NEW YORK 10153-4798
                         WEBSITE: www.sequoiafund.com

                         DIRECTORS
                            William J. Ruane
                            Richard T. Cunniff
                            Robert D. Goldfarb
                            Carol L. Cunniff
                            Vinod Ahooja
                            Francis P. Matthews
                            C. William Neuhauser
                            Robert L. Swiggett
                            Roger Lowenstein

                         OFFICERS

                            William J. Ruane
                            Richard T. Cunniff
                            Robert D. Goldfarb
                            Carol L. Cunniff
                            Joseph Quinones, Jr.

                            William J. Ruane          -- CHAIRMAN OF THE BOARD
                            Richard T. Cunniff        -- VICE CHAIRMAN
                            Robert D. Goldfarb        -- PRESIDENT
                            Carol L. Cunniff          -- EXECUTIVE VICE PRESIDENT
                            Joseph Quinones, Jr.      -- VICE PRESIDENT, SECRETARY & TREASURER

                         INVESTMENT ADVISER & DISTRIBUTOR
                           Ruane, Cunniff & Co., Inc.
                            767 Fifth Avenue, Suite 4701
                            New York, New York 10153-4798

                         CUSTODIAN
                           The Bank of New York
                            MF Custody Administration Department
                            100 Church Street, 10th Floor
                            New York, New York 10286

                         REGISTRAR AND SHAREHOLDER SERVICING AGENT
                           DST Systems, Inc.
                            P.O. Box 219477
                            Kansas City, Missouri 64121

                         LEGAL COUNSEL
                           Seward & Kissel
                            One Battery Park Plaza
                            New York, New York 10004

  This report has been prepared for the information of shareholders of Sequoia
                                   Fund, Inc.